ROYALTY AND STREAM ACQUISITIONS	12 Months Ended
Dec. 31, 2019
ROYALTY AND STREAM ACQUISITIONS
ROYALTY AND STREAM ACQUISITIONS

5.     ROYALTY AND STREAM ACQUISITIONS

A.    During the Year Ended December 31, 2019

Kinross Portfolio Acquisition

On December 19, 2019, the Company completed the Purchase and Sale Agreement (the “Agreement”) entered into with Kinross Gold Corporation (“Kinross”) to acquire a portfolio of royalties. As consideration, the Company issued 11,228,674 common shares and paid $32.8 million (US$25.0 million) in cash.

Certain of the royalties that were due to be transferred pursuant to the Agreement were subject to certain restrictions on transfer, including a ROFR that permitted the underlying property owner the right to repurchase the specific royalty for cash on the same valuation as established by Kinross and Maverix. Prior to the Company completing the Agreement, one of the underlying property owners provided notification they were exercising their ROFR. As a result, Maverix acquired a total 24 royalties (the “Kinross Portfolio”) pursuant to the Agreement and received aggregate total proceeds of $15.6 million (US$12.0 million) in cash upon the completion of the ROFR transaction (Note 18).

The fair value of the Kinross Portfolio acquired was determined to be $97.0 million. The Company used discounted cash flow models for producing or near term development assets and comparable transactions for exploration or other assets to determine the fair value of the individual assets within the Kinross Portfolio. The discounted cash flow models used discount rates of 5% to 8% for producing assets and from 8% to 10% for assets not in production. Metal prices were based on analyst metal price projections and management expectations.

The excess of the fair value of the Kinross Portfolio of $97.0 million over the cash consideration paid of $32.8 million was allocated to the common shares.

The significant and other assets acquired in the Kinross Portfolio include the following:

DeLamar NSR Royalty (Idaho, United Stated)

The Company has a 2.5% NSR royalty payable quarterly on all metals produced from the DeLamar deposit  at the DeLamar project operated by Integra Resources Corp.

Omolon GRR (Magadan Region, Russia)

The Company has a sliding scale GRR payable quarterly on certain deposits that form part of the Omolon hub that is operated by Polymetal International plc. The GRR is equal to 2.0% when the gold price is above US$650 per ounce.

Cerro Casale GRR (Atacama, Chile)

The Company has a 1.25% GRR payable quarterly on 25% of the gross revenues from the Cerro Casale mine after US$10.0 million is payable under the agreement. The Cerro Casale mine is operated by the Norte Abierto joint venture between Barrick Gold Corporation and Newmont Corporation (“Newmont”).

Other

The Company also acquired 21 development and exploration stage royalties, of which, there are eleven in the United States, three in Canada, two in Chile, and the remaining five are in other jurisdictions.

Additional Royalty on Hope Bay

In August 2019, Maverix entered into an agreement to purchase an additional 1.5% NSR royalty on the Hope Bay mine in Nunavut, Canada, owned and operated by TMAC Resources Inc. (“TMAC”) for a cash payment of  $53.0 million (US$40.0 million) (the “Additional Royalty”). Upon closing of the transaction, Maverix owns a combined 2.5% NSR royalty on the Hope Bay mine. Maverix is also entitled to receive an additional 0.25% NSR royalty until certain conditions with respect to the Additional Royalty are satisfied.

TMAC has the right to buy back 100% of the Additional Royalty for a cash payment of US$50.0 million in the event of a change of control transaction of TMAC (as defined in the agreement) that is announced prior to June 30, 2021. TMAC also has the right to buy back 0.5% of the Additional Royalty after June 30, 2021 for a cash payment of US$15.0 million.

El Mochito Stream

In March 2019, Maverix entered into an agreement to purchase 22.5% of the silver produced from Ascendant Resources Inc.’s (“Ascendant”) operating El Mochito mine (the “El Mochito Stream”). As consideration for the El Mochito Stream, Maverix made an upfront cash payment of $10.3 million (US$7.5 million). If certain production milestones are met, the El Mochito Stream percentage will decrease from 22.5% to 20% for the remaining life of the mine. Maverix will make ongoing cash payments to Ascendant equal to 25% of the spot price of silver for each ounce delivered.

B.    During the Year Ended December 31, 2018

Newmont Portfolio Acquisition

On June 29, 2018, the Company completed the Purchase and Sale Agreement (the “PSA”) entered into with Newmont Corporation and its affiliates to acquire a portfolio of royalties. For consideration, the Company issued 30,000,000 common shares, 5,000,000 common share purchase warrants and paid $22.4 million (US$17.0 million) in cash. The warrants are exercisable for five years at a price of US$3.28 per common share.

Certain of the royalties that were due to be transferred pursuant to the PSA were subject to a ROFR that permitted the underlying property owner the right to repurchase the specific royalty for cash on the same valuation as established by Newmont and Maverix. Prior to the Company completing the PSA, a few of the underlying property owners provided notification they were exercising their ROFRs. As a result, Maverix acquired a total 51 royalties (the “Newmont Portfolio”) pursuant to the PSA and received aggregate total proceeds of $22.4 million (US$17.0 million) in cash upon the completion of the ROFR transactions.

The fair value of the Newmont Portfolio acquired was determined to be $134.7 million. The Company used discounted cash flow models for producing or near term development assets and comparable transactions for exploration or other assets to determine the fair value of the individual assets within the Newmont Portfolio. The discounted cash flow models used a discount rate of 5% for producing assets and from 5% to 10% for assets not in production. Metal prices were based on analyst metal price projections and management expectations.

The excess of the fair value of the Newmont Portfolio of $134.7 million over the cash consideration paid of $22.4 million was allocated to the common shares and common shares purchase warrants using the residual method. The fair value of the 5,000,000 warrants were calculated using the BSM and the residual value was allocated to the 30,000,000 common shares. The following assumptions were used in the BSM: grant date share price of US$1.30, exercise price of US$1.64, expected volatility of 51%, risk-free interest rate of 2.1% and expected life of 5 years.

Moss Mine Silver Stream

In December 2018, the Company entered into an agreement to acquire 100% of the silver produced from Northern Vertex Mining Corp.’s (“Northern Vertex”) operating Moss mine, until a minimum of 3.5 million ounces of silver have been purchased, after which Maverix will be entitled to purchase 50% of the life of mine silver production (the “Moss Stream”). Maverix will make ongoing cash payments to a subsidiary of Northern Vertex equal to 20% of the spot price of silver. As consideration for the Moss Stream, Maverix made an upfront cash payment of $26.7 million (US$20.0 million). The Moss mine is 100% owned by Northern Vertex and is located near Bullhead City in northwest Arizona.